Updated as of September 10, 2024

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Insurance Administrative Services Plan

Relating to its Class 1A and Class 4 shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2024	April 30, 2025
Global Small Capitalization Fund	May 1, 2024	April 30, 2025
U.S. Small and Mid Cap Equity Fund	Commencement of Operations	April 30, 2025
Growth Fund	May 1, 2024	April 30, 2025
International Fund	May 1, 2024	April 30, 2025
New World Fund	May 1, 2024	April 30, 2025
Capital World Growth and Income Fund	May 1, 2024	April 30, 2025
Growth-Income Fund	May 1, 2024	April 30, 2025
International Growth and Income Fund	May 1, 2024	April 30, 2025
Washington Mutual Investors Fund	May 1, 2024	April 30, 2025
Capital Income Builder	May 1, 2024	April 30, 2025
Asset Allocation Fund	May 1, 2024	April 30, 2025
American Funds Global Balanced Fund	May 1, 2024	April 30, 2025
American Funds Mortgage Fund	May 1, 2024	April 30, 2025
The Bond Fund of America	May 1, 2024	April 30, 2025
Corporate Bond Fund	May 1, 2024	April 30, 2025
Capital World Bond Fund	May 1, 2024	April 30, 2025
American High-Income Trust	May 1, 2024	April 30, 2025
Ultra-Short Bond Fund	May 1, 2024	April 30, 2025
U.S. Government Securities Fund	May 1, 2024	April 30, 2025

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2024	April 30, 2025
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2024	April 30, 2025

Target Date Series - American Funds IS 2070 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2024	April 30, 2025
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2024	April 30, 2025

Updated as of September 10, 2024

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Shareholder Services Agreement

Fund	Effective Date
Global Growth Fund[3]	January 1, 2023
Global Small Capitalization Fund[3]	January 1, 2023
U.S. Small and Mid Cap Equity Fund	Commencement of Operations
Growth Fund[1]	January 1, 2023
International Fund[1]	January 1, 2023
New World Fund[3]	January 1, 2023
Capital World Growth and Income Fund[3]	January 1, 2023
Growth-Income Fund[1]	January 1, 2023
International Growth and Income Fund[3]	January 1, 2023
Washington Mutual Investors Fund[3]	January 1, 2023
Capital Income Builder[3]	January 1, 2023
Asset Allocation Fund[1]	January 1, 2023
American Funds Global Balanced Fund[3]	January 1, 2023
American Funds Mortgage Fund[3]	January 1, 2023
The Bond Fund of America[3]	January 1, 2023
Corporate Bond Fund[3]	January 1, 2023
Capital World Bond Fund[3]	January 1, 2023
American High-Income Trust[1]	January 1, 2023
Ultra-Short Bond Fund[1]	January 1, 2023
U.S. Government Securities Fund[1]	January 1, 2023

Managed Risk Growth Fund[2]	January 1, 2023
Managed Risk International Fund[2]	January 1, 2023
Managed Risk Washington Mutual Investors Fund[2]	January 1, 2023
Managed Risk Growth-Income Fund[2]	January 1, 2023
Managed Risk Asset Allocation Fund[2]	January 1, 2023

Portfolio Series – American Funds Global Growth Portfolio	January 1, 2023
Portfolio Series – American Funds Growth and Income Portfolio	January 1, 2023
Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	January 1, 2023
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	January 1, 2023
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	January 1, 2023

Target Date Series - American Funds IS 2070 Target Date Fund[3]	May 1, 2024
Target Date Series - American Funds IS 2065 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2060 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2055 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2050 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2045 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2040 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2035 Target Date Fund[3]	January 1, 2023

Fund	Effective Date
Target Date Series - American Funds IS 2030 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2025 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2020 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2015 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2010 Target Date Fund[3]	January 1, 2023

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2 and 4 shares only. Does not offer Class 3, P1, or P2 shares

Updated as of September 10, 2024

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund[3]	May 1, 2024	April 30, 2025
Global Small Capitalization Fund[3]	May 1, 2024	April 30, 2025
U.S. Small and Mid Cap Equity Fund	Commencement of Operations	April 30, 2025
Growth Fund[1]	May 1, 2024	April 30, 2025
International Fund[1]	May 1, 2024	April 30, 2025
New World Fund[3]	May 1, 2024	April 30, 2025
Capital World Growth and Income Fund[3]	May 1, 2024	April 30, 2025
Growth-Income Fund[1]	May 1, 2024	April 30, 2025
International Growth and Income Fund[3]	May 1, 2024	April 30, 2025
Washington Mutual Investors Fund[3]	May 1, 2024	April 30, 2025
Capital Income Builder[3]	May 1, 2024	April 30, 2025
Asset Allocation Fund[1]	May 1, 2024	April 30, 2025
American Funds Global Balanced Fund[3]	May 1, 2024	April 30, 2025
American Funds Mortgage Fund[3]	May 1, 2024	April 30, 2025
The Bond Fund of America[3]	May 1, 2024	April 30, 2025
Corporate Bond Fund[3]	May 1, 2024	April 30, 2025
Capital World Bond Fund[3]	May 1, 2024	April 30, 2025
American High-Income Trust[1]	May 1, 2024	April 30, 2025
Ultra-Short Bond Fund[1]	May 1, 2024	April 30, 2025
U.S. Government Securities Fund[1]	May 1, 2024	April 30, 2025

Managed Risk Growth Fund[2]	May 1, 2024	April 30, 2025
Managed Risk International Fund[2]	May 1, 2024	April 30, 2025
Managed Risk Washington Mutual Investors Fund[2]	May 1, 2024	April 30, 2025
Managed Risk Growth-Income Fund[2]	May 1, 2024	April 30, 2025
Managed Risk Asset Allocation Fund[2]	May 1, 2024	April 30, 2025

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares